As Amended Through
                                                              September 10, 1997

                          GST TELECOMMUNICATIONS, INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                  The following are the provisions of the 1996 Employee Stock Purchase Plan of GST Telecommunications, Inc.

                  1. PURPOSE. The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with an opportunity to share in the fortunes of the Company by acquiring or increasing their holdings of the Common Shares of the Company, at a discount, through accumulated payroll deductions. The Plan is also designed to encourage eligible employees to remain in the employ of the Company. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend or limit participation in a manner consistent with the requirements of Section 423 of the Code.

                  2. DEFINITIONS.

                     (a) "Board" shall mean the Board of Directors of the Company or a committee thereof duly authorized to administer the Plan in accordance with Section 13 hereof.

                     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                     (c) "Common Shares" shall mean the Common Shares of the Company as more fully described in Section 25 hereof.

                     (d) "Company" shall mean GST Telecommunications, Inc., a federally chartered Canadian corporation, with its principal offices at 4317 N.E. Thurston Way, Vancouver, Washington

                     (e)  "Compensation"  shall mean all regular gross earnings,
including  payments  for  overtime,   shift  premium,   incentive  compensation,
incentive payments, bonuses, commissions or other compensation.

                     (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                     (g) "Designated Subsidiaries" shall mean the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                           (h)      "Dollars" or "$" shall mean U.S. Dollars.

                     (i) "Employee" shall have the meaning set forth in Section 3 hereof.

                     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                     (k) "Exercise Date" shall mean the last day of each Offering Period of the Plan if such date is a regular business day or the first regular business day thereafter. A different date may be set by resolution of the Board.

                     (l) "Fair Market Value" of the Common Shares on a given date shall mean the average daily high and low trading prices of the Common Shares for the five trading days immediately preceding such date on the principal United States securities exchange on which the Common Shares are listed (if the Common Shares are so listed), or on the Nasdaq Stock Market (if the Common Shares are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Common Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Board in a manner consistent with the provisions of the Code.

                     (m) "Offering Date" shall mean the first day of each Offering Period of the Plan if such date is a regular business day or the first regular business day thereafter. A different date may be set by resolution of the Board.

                     (n)  "Offering  Period" shall have the meaning set forth in
Section 4 hereof.

                     (o) "Option" shall mean an option granted to a Participant to purchase Common Shares under the Plan.

                     (p) "Participant" shall mean an Employee who participates in this Plan in accordance with Section 5 hereof.

                     (q) "Plan" shall mean the 1996 Employee Stock Purchase Plan of the Company.


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
                     (r) "Reserves" shall have the meaning set forth in Section 18 hereof.

                     (s)  "SEC"   shall  mean  the   Securities   and   Exchange
Commission.

                     (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

                     (u) "Subsidiary" shall mean a corporation of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  3. ELIGIBILITY.

                     (a) Any person who is regularly in the employ of the Company (an "Employee") or any of its Designated Subsidiaries is eligible to receive Options except (a) employees whose customary employment is less than 20 hours per week and (b) employees whose customary employment is not more than five months in any calendar year.

                     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding Options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) that permits his rights to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of Fair Market Value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

                  4.  OFFERING PERIODS.

                     (a) The Plan shall be implemented by one offering during each six-month period (each an "Offering Period"). Offering Periods shall commence on or about April 1 and October 1 of each year as determined by the Board; PROVIDED, HOWEVER, that the first Offering Period under the Plan may be less than six months.

                     (b) The Board shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period to be affected.


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

                  5. PARTICIPATION.

                     (a) An Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's Human Resources Manager on or prior to an Offering Date or such other date as may be specified by the Board.

                     (b) Payroll deductions for a Participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

                  6.  PAYROLL DEDUCTIONS.

                     (a) At the time a Participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding 10% of the Compensation that he receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed 10% of his aggregate Compensation during such Offering Period.

                     (b) The total number of Common Shares purchased by any Participant shall in no event exceed, in any Offering Period, the number of Common Shares that $12,500 could purchase at the Fair Market Value of a Common Share on the Offering Date.

                     (c) All payroll deductions made by a Participant shall be credited to his account under the Plan. A Participant may not make any additional payments into such account.

                     (d) A Participant may discontinue his participation in the Plan as provided in Section 10 hereof, or may decrease (but not increase) the rate of his payroll deductions one time during the Offering Period by completing or filing with the Human Resources Manager of the Company a new authorization for payroll deduction. The change in rate shall be effective 15 days following the Company's receipt of the new authorization. If a Participant decreases the rate of his payroll deductions more than one time during an Offering Period, such Participant will be deemed to have terminated his participation in the Plan in accordance with Section 10 hereof.

                  7.  GRANT OF OPTION.

                     (a) On the Offering Date of each Offering Period, each Participant shall be granted an Option to purchase (at the per share Option price) up to a number of Common Shares determined by dividing such Participant's payroll deductions to be accumulated during such Offering Period (not to exceed an amount equal to 10%


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

of his Compensation as of the date of the commencement of the applicable Offering Period) by 85% of the Fair Market Value of a Common Share on the Offering Date, provided that in no event shall an Employee be permitted to purchase during any Offering Period more than a number of Common Shares determined by dividing $12,500 by the Fair Market Value of a Common Share on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Fair Market Value of a share of the Company's Common Shares shall be determined as provided in Section 2(l) hereof.

                      (b) The option price per Common Share of the Shares offered in a given Offering Period shall be 85% of the Fair Market Value of a Common Share on the Offering Date.

                  8. EXERCISE OF OPTION. Unless a Participant withdraws from the Plan as provided in Section 10 hereof, his Option shall be exercised automatically on the Exercise Date of the Offering Period and the maximum number of full Common Shares subject to such Option shall be purchased for him at the applicable option price with the accumulated payroll deductions in his account. The Common Shares purchased upon exercise of an Option hereunder shall be deemed to be transferred to the Participant on the Exercise Date. During his lifetime, an Option to purchase Common Shares hereunder is exercisable only by the Participant to whom such Option is granted.

                  9. DELIVERY. Common Shares purchased upon exercise of the Participants' Options shall be represented by one or more global certificates registered in the name of a custodian from time to time selected by the Committee. Beneficial interests in the global certificate(s) will be shown on, and transfers thereof will be effected through records maintained by the Human Resources Manager of the Company. Upon request of a Participant, the Company shall arrange for the delivery to such Participant of a certificate representing the number of Common Shares requested by such participant; provided that such Participant has purchased at least that number of Common Shares pursuant to the Plan. Certificated Common Shares delivered to a Participant shall not constitute a portion of the global certificates. In the case of a Participant who has requested that certificated Common Shares be delivered to him, any cash remaining to the credit of such Participant's account that is insufficient to purchase a full share of a Common Share of the Company shall be returned to said Participant. In addition, no fractional Common Shares shall be delivered to such Participant; he shall instead receive the cash value of such fractional Common Shares.

                  10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

                      (a) An employee's participation in the Plan may be terminated by signing and delivering to the Human Resources Manager of the Company a notice of withdrawal from the Plan. Such


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

withdrawal may be elected at any time prior to the Exercise Date of the applicable Offering Period.

                      (b) Any withdrawal from a given Offering Period automatically terminates the Participant's interest in that offering. A Participant withdrawing from an offering must wait at least 90 days until executing a subscription agreement for subsequent offerings.

                      (c) A Participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the Participant's payroll deductions credited to his account shall be paid to him promptly after receipt of his notice of withdrawal and his Option for the current period shall be automatically terminated, and no further payroll deductions for the purchase of Common Shares shall be made during the Offering Period.

                      (d) Upon termination of the Participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the payroll deductions credited to his account shall be returned to him or, in the case of his death, to the person or persons entitled thereto under Section 14, and his Option shall be automatically terminated.

                      (e) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least 20 hours per week during the Offering Period in which the employee is a Participant, he shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account shall be returned to him and his Option terminated.

                      (f) A Participant may discontinue his participation in the Plan, and may decrease but not increase the rate of payroll deductions one time during the Offering Period. Payroll deductions commence on the first payday following the beginning of the employee's participation in the Offering Period, and continue at the same rate until terminated or decreased.

                  11.  INTEREST.   No  interest  shall  accrue  on  the  payroll
deductions of a Participant in the Plan.

                  12. STOCK.

                      (a) The maximum number of Common Shares that shall be made available for sale under the Plan shall be 500,000, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If the total number of Common Shares that would otherwise be subject to Options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period

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
exceeds the number of Common Shares then available under the Plan (after deduction of all Common Shares for which Options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the Common Shares remaining available for Option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of Common Shares subject to the Option to each Participant affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

                      (b) The Participant shall have no interest or voting right in Common Shares covered by his Option until such Option has been exercised.

                      (c) Common Shares to be delivered to a Participant under the Plan shall be registered in the form of one or more global certificates in the name of the Committee. Upon request of a Participant, Common Shares shall be registered in the name of the Participant or in the name of the Participant and his spouse, in which event they shall no longer be evidenced by the global certificates.

                  13. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all Participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                      (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any Option.

                      (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

                  14. DESIGNATION OF BENEFICIARY.

                      (a) A Participant may file a written designation of a beneficiary who is to receive any Common Shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of the Offering Period but prior to entry of such Common Shares on the records maintained by the Company's Human Resources Manager and delivery to him of such cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to the Exercise Date of the Offering Period.

                      (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Common Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                  15. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account, nor any rights with regard to the exercise of an Option, may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without affect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

                  16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                  17. REPORTS. Individual accounts shall be maintained for each Participant. Statements of account shall be given to Participants promptly following the Exercise Date, which statements shall set forth the amounts of payroll deductions, the per share purchase price, the number of Common Shares purchased and the remaining cash balance, if any.

                  18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Common Shares covered by each Option that has not yet been exercised and the number of Common Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per Common Share covered by each Option that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Shares, or any other increase or decrease in the number of Common Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Shares subject to an Option.

                  19. EFFECT OF LIQUIDATION, DISSOLUTION, SALE OF ASSETS OR MERGER. In the event of the proposed dissolution or liquidation of the Company, all Options shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that all Options shall terminate as of a date fixed by the Board and give each Participant the right to exercise his Option as to all or any part thereof, including shares as to which an Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, an Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Options or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Options in full, including as to Common Shares that would not otherwise then be purchasable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that the Option shall be fully exercisable for a period of 30 days after the date of such notice, and the Option shall terminate upon the expiration of such period.

                  The Board may, if it so determines in the exercise of its sole discretion, also make provisions for adjusting the Reserves, as well as the price per Common Share covered by each outstanding Option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of its outstanding Common Shares, and in the event of the Company being consolidated with or merged into any other corporation.

                  20. AMENDMENT OR TERMINATION. The Board may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination can affect Options previously granted, nor may an amendment make any change in any Option theretofore granted which adversely affects the rights of any Participant, nor may an amendment be made without prior approval of the shareholders of the Company (obtained in a manner consistent with the provisions of the Code and all other applicable law) if such amendment would:

                      (a) Increase the number of Common Shares that may be issued under the Plan;

                      (b) Permit payroll deductions at a rate in excess of 10% of the Participant's Compensation;

                      (c) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

                      (d) If the Company has a class of equity securities registered under Section 12 of the Exchange Act at the time of such amendment, materially increase the benefits that may accrue to Participants under the Plan.

                      (e) To the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, or with Section 423 of the Code (or any other applicable law or regulation, including requirements of the NASD or any established stock exchange), the Company shall obtain stockholder approval of any amendment to the Plan in the requisite manner.

                  21. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                  22. SHAREHOLDER APPROVAL. The Plan was approved by the affirmative vote of the holders of a majority of the outstanding Common Shares at the Company's Annual Meeting of Shareholders held on February 15, 1996.

                  23. CONDITIONS UPON ISSUANCE OF COMMON SHARES. Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Shares are being purchased only for investment and without any present intention to sell or distribute such Common Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                  24. RESTRICTIONS ON RESALE. Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. Common Shares acquired under the Plan by an affiliate may only be re-offered or resold pursuant to an effective registration statement or pursuant to Rule 144 promulgated under the Securities Act or another exemption from the registration requirements of the Securities Act. Such reoffers or resales may not be made in reliance on the Registration Statement filed in connection with the offer to Participants of the Common Shares issuable hereunder.

                  25. SECURITIES TO BE PURCHASED. The security to be purchased under the Plan is Common Shares, without par value, of the Company. Each Common Share entitles the holder to one vote on matters submitted to a vote of the stockholders, a PRO RATA share of such dividends as may be declared on the Common Shares and a PRO RATA share of assets remaining available for distribution to stockholders upon a liquidation of the Company. The Common Shares are not convertible and have no preemptive rights. The Board has the authority, within certain limitations, to issue shares of preference stock that would have one or more preferences over the Common Shares and 500 shares of preference stock is currently outstanding.

                  26. TERM OF PLAN. The Plan became effective on February 15, 1996 and shall continue in effect for a term of 20 years unless sooner terminated under Section 20.


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